UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2014 (September 22, 2014)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On July 25, 2014, Alcoa Inc. (the “Company”) entered into a 364-Day Bridge Term Loan Agreement (the “Bridge Loan Agreement”), dated as of July 25, 2014, among the Company, a syndicate of lenders named therein and Morgan Stanley Senior Funding, Inc., as administrative agent, providing for a $2.5 billion senior unsecured bridge term loan facility for the purpose of financing the previously disclosed proposed acquisition by the Company of the Firth Rixson business. In connection with the closing of the offerings described below, the Company terminated the Bridge Loan Agreement in its entirety, effective September 22, 2014.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Please refer to the discussion under Item 8.01 below, which is incorporated under this Item 2.03 by reference.

Item 8.01.	Other Events.

On September 22, 2014, the Company closed the sale of (i) 25,000,000 depositary shares (“Depositary Shares”), each representing a 1/10th interest in a share of the Company’s 5.375% Class B Mandatory Convertible Preferred Stock, Series 1, liquidation preference $500.00 per share, par value $1.00 per share (the “Mandatory Convertible Preferred Stock”), at a price to the public of $50.00 per Depositary Share and (ii) $1,250,000,000 aggregate principal amount of its 5.125% Notes due 2024 (the “2024 Notes”) under the Indenture dated as of September 30, 1993 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor in interest to J. P. Morgan Trust Company, N.A. (formerly known as Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of January 25, 2007 between the Company and the Trustee, the Second Supplemental Indenture dated as of July 15, 2008 between the Company and the Trustee, and the Third Supplemental Indenture dated as of March 24, 2009 between the Company and the Trustee (collectively, the “Indenture”). The Depositary Shares and the 2024 Notes were sold pursuant to the Company’s shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-197371) and declared effective as of July 30, 2014. The form of the 2024 Notes is attached hereto as Exhibit 4.5 and is incorporated herein by reference. Copies of the opinion of counsel of the Company relating to the validity of the Depositary Shares and the Mandatory Convertible Preferred Stock, and the 2024 Notes are attached hereto as Exhibit 5.1 and Exhibit 5.2, respectively, and are incorporated herein by reference.

The 2024 Notes will mature on October 1, 2024 and bear interest at a rate of 5.125% per annum. Accrued and unpaid interest on the 2024 Notes will be payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2015. Subject to certain exceptions, the terms of the Indenture, among other things, limit the Company’s ability to incur liens and enter into sale and leaseback arrangements.

Prior to July 1, 2024, the Company may redeem the 2024 Notes, in whole or in part, at any time and from time to time, at its option, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2024 Notes to be redeemed plus accrued interest to the date of redemption which has not been paid or (ii) the present value of the remaining scheduled payments on the 2024 Notes to be redeemed, discounted at the Treasury Rate, plus 40 basis points, plus accrued interest to the date of redemption which has not been paid. At any time on or after July 1, 2024, the 2024 Notes will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the 2024 Notes to be redeemed plus accrued interest to the date of redemption which has not been paid. Additionally, the Company will be required to redeem the 2024 Notes, in whole but not in part, at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if, on or prior to 5:00 p.m. (New York City time) on April 1, 2015, the acquisition of the Firth Rixson business is not consummated or the purchase agreement relating to the acquisition of the Firth Rixson business is terminated, other than in connection with the consummation of the acquisition of the Firth Rixson business and is not otherwise amended or replaced.

The Indenture contains customary events of default. If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding 2024 Notes may declare the principal amount of all the 2024 Notes to be immediately due and payable.

The foregoing description of the Indenture and the 2024 Notes is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibit 4.1, 4.2, 4.3, 4.4 and 4.5 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

4.1	Indenture, dated as of September 30, 1993, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee, incorporated by reference herein to Exhibit 4(a) to Alcoa Inc.’s Registration Statement No. 33-49997 on Form S-3.

4.2	First Supplemental Indenture, dated as of January 25, 2007, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee, incorporated by reference herein to Exhibit 99.4 to Alcoa Inc.’s Current Report on Form 8-K filed on January 25, 2007.

4.3	Second Supplemental Indenture, dated as of July 15, 2008, between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee, incorporated by reference herein to Exhibit 4(c) to Alcoa Inc.’s Current Report on Form 8-K filed on July 15, 2008.

4.4	Third Supplemental Indenture, dated as of March 24, 2009, between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee, incorporated by reference herein to Exhibit 4.2 to Alcoa Inc.’s Current Report on Form 8-K filed on March 24, 2009.

4.5	Form of 5.125% Notes due 2024.

5.1	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (Depositary Shares and Mandatory Convertible Preferred Stock).

5.2	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (2024 Notes).

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5.1).

23.2	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ PETER HONG
Name:	Peter Hong
Title:	Vice President and Treasurer

Date: September 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of September 30, 1993, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee, incorporated by reference herein to Exhibit 4(a) to Alcoa Inc.’s Registration Statement No. 33-49997 on Form S-3.

4.2	First Supplemental Indenture, dated as of January 25, 2007, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee, incorporated by reference herein to Exhibit 99.4 to Alcoa Inc.’s Current Report on Form 8-K filed on January 25, 2007.

4.3	Second Supplemental Indenture, dated as of July 15, 2008, between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee, incorporated by reference herein to Exhibit 4(c) to Alcoa Inc.’s Current Report on Form 8-K filed on July 15, 2008.

4.4	Third Supplemental Indenture, dated as of March 24, 2009, between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee, incorporated by reference herein to Exhibit 4.2 to Alcoa Inc.’s Current Report on Form 8-Kfiled on March 24, 2009.

4.5	Form of 5.125% Notes due 2024.

5.1	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (Depositary Shares and Mandatory Convertible Preferred Stock).

5.2	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (2024 Notes).

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5.1).

23.2	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5.2).

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